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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 8, 1998, among Queen Sand Resources, Inc., a Delaware corporation (the "Company"), the subsidiary guarantors set forth on the signature page hereof (the "Subsidiary Guarantors") and Nesbitt Burns Securities Inc., CIBC Oppenheimer Corp. and Societe Generale Securities Corp. (collectively, the "Initial Purchasers").

         This Agreement is made pursuant to the Purchase Agreement, dated June 30, 1998, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the issuance and sale by the Company to the Initial Purchasers of $125,000,000 aggregate principal amount of 12 1/2% Senior Notes due 2008 (the "Securities") (the "Initial Placement"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their respective direct and indirect transferees, among other things, the registration rights for the Securities set forth in this Agreement.

         The parties hereby agree as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

                  "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Blocking Notice" means written notice from the Company that
(i) an amendment or supplement to the Exchange Offer Registration Statement, or a distribution of Securities under a Shelf Registration Statement, as applicable, would require the public disclosure of material non-public information concerning any transaction or negotiation involving the Company or any of its affiliates that, in the Company's judgment, exercised reasonably and in good faith, would materially interfere with such transaction or negotiations, or (ii) such amendment or supplement would otherwise require premature disclosure of non-public information that, in the Company's judgment, exercised reasonably and in good faith, would adversely affect or otherwise be detrimental to the Company.

                  "Blocking Period" means the period of time beginning with the receipt by the Holders of a Blocking Notice and ending on the earliest to occur of (x) 30 days from the receipt by the Holders of a Blocking Notice, (y) the date upon which the transactions or negotiations that


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are the subject of the Blocking Notice have been publicly disclosed or terminated and (z) the receipt by the Holders of a Blocking Termination Notice or a Shelf Blocking Termination Notice, as applicable.

                  "Blocking Termination Notice" is defined in Section 2(e) hereof.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" means the 1 year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement or any Blocking Period.

                  "Exchange Offer Registration Statement" means a registration statement on an appropriate form under the Securities Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" means any Holder (which may include the Initial Purchasers) which is a broker-dealer, electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities, for New Securities.

                  "Holder" means any holder of the Transfer Restricted
Securities.

                  "Indenture" means the Indenture relating to the Securities dated as of July 1, 1998, among the Company, the Subsidiary Guarantors and the Trustee, pursuant to which the Securities and the New Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  "Initial Placement" has the meaning set forth in the preamble hereto.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities registered under a Registration Statement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.


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                  "New Securities" means the 12 1/2% Series B Senior Notes due
2008 of the Company, to be issued pursuant to the Exchange Offer.

                  "Offering Memorandum" has the meaning set forth in the Purchase Agreement.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like principal amount of the New Securities, including the Subsidiary Guarantees of the Subsidiary Guarantors.

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Transfer Restricted Securities, in each case including the subsidiary guarantees of the Subsidiary Guarantors, pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

                  "Securities" has the meaning set forth in the preamble hereto.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Shelf Blocking Termination Notice" has the meaning set forth in Section 3(d).

                  "Shelf Registration" means a registration effected pursuant to
Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Transfer Restricted Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.


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                  "Transfer Restricted Security" means a Security or a New
Security until the earlier to occur of (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a New Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for a New Security, the date on which such New Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act.

                  "Trustee" means the trustee with respect to the Securities under the Indenture.

                  "Underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2. Registered Exchange Offer; Resales of New Securities by Exchanging Dealers; Private Exchange.

                  (a) Unless the Registered Exchange Offer shall not be permissible under applicable law or Commission policy, the Company and the Subsidiary Guarantors shall use their best efforts to (i) file with the Commission, within 60 days following the Closing Date, the Exchange Offer Registration Statement and (ii) to use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but in no event later than 135 days after the Closing Date.

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the New Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the New Securities) to trade such New Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                  (c) In connection with the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

                  (i) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents as may be necessary;


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                  (ii) keep the Registered Exchange Offer open for not less than
         30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (iii) utilize the services of a depositary for the Registered Exchange Offer with an office or agency located in the Borough of Manhattan, The City of New York; and

                  (iv) comply in all material respects with all applicable laws.

                  (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

                  (i) accept for exchange all Securities properly tendered and not validly withdrawn pursuant to and in accordance with the Registered Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities, New Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

                  (e) The Initial Purchasers and the Company and the Subsidiary Guarantors acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any New Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

                  (ii) use its best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of New Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below; provided, that following the thirtieth day after the consummation of the Exchange Offer, the Company shall not be required to amend or supplement the Exchange Offer

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         Registration Statement during the occurrence of a Blocking Period. The
         Company shall promptly send each Holder written notice (a "Blocking Termination Notice") at the earliest of such times as (x) the transactions or negotiations that are the subject of the Blocking Period Notice that triggered the Blocking Period have been publicly disclosed or terminated, (y) such non-public information has been publicly disclosed or (z) counsel to the Company has determined that such disclosure is not required due to subsequent events.

                  (f) In the event that any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser, or the party purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities registered for resale under the Shelf Registration Statement. The Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

                  3. Shelf Registration. If, (i) any change in law or applicable interpretations thereof by the Commission's staff do not permit the Company and the Subsidiary Guarantors to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) for any other reason the Exchange Offer Registration Statement has not been filed with the Commission within 60 days of the Closing Date, or (iii) for any other reason the Registered Exchange Offer is not consummated within 175 days of the Closing Date, or (iv) if any Holder of Transfer Restricted Securities shall notify the Company on or prior to the 20th business day following the consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the New Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Securities acquired directly from the Company or one of its affiliates (it being understood that, for purposes of this Section 3, (x) the requirement that a Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-B (or Regulation S-K, if then applicable) under the Securities Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the following provisions shall apply:

                  (a) The Company and the Subsidiary Guarantors shall as promptly as practicable (but in no event more than 30 days after so required pursuant to this Section 3 or after the Company receives notice under (iv) above), file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective by the Commission under

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the Securities Act a Shelf Registration Statement relating to the offer and sale of Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, that with respect to New Securities received by a Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-B (or Regulation S-K, if then applicable) Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (b) Each of the Company and the Subsidiary Guarantors shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

                  (c) No Holder may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein, and each such Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading. No Holder shall be entitled to Liquidated Damages pursuant to this Agreement unless and until such Holder shall have provided all such reasonably requested information.

                  (d) Upon the receipt by the Holders of a Blocking Notice from the Company, the Holders shall cease any distribution of Transfer Restricted Securities under a Shelf Registration Statement for the Blocking Period. The Company shall promptly send each Holder written notice (a "Shelf Blocking Termination Notice") at the earliest such time as (x) the transactions or negotiations that are the subject of the Blocking Notice have been publicly disclosed or terminated, (y) such non-public information has been publicly disclosed or (a) counsel to the Company has determined that such disclosure is not required due to subsequent events. In no event may a Blocking Notice be delivered (i) prior to the consummation of the Exchange Offer or (ii) within the first 60 days after the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement and, thereafter, only two Blocking Notices may be delivered pursuant to this Agreement during any period of 360 consecutive days.


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                  4.       Liquidated Damages.

                  (a) The Company, the Subsidiary Guarantors and the Initial Purchasers agree that the Holders of Securities will suffer damages if the Company and the Subsidiary Guarantors fail to fulfill their obligations pursuant to Section 2 or Section 3 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Company and the Subsidiary Guarantors to fulfill such obligations, each of the Company and the Subsidiary Guarantors hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Securities under the circumstances and to the extent set forth below:

                  (i) if either the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement has not been filed with the Commission on or prior to the applicable date specified for such filing; or

                  (ii) if either the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is not declared effective by the Commission on or prior to the applicable date specified for such effectiveness; or

                  (iii) if an Exchange Offer Registration Statement becomes effective, but the Company fails to consummate the Exchange Offer within 60 days of the date specified for effectiveness of such registration statement; or

                  (iv) if the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective by the Commission but thereafter ceases to be effective or usable in connection with resales of Securities during the Effectiveness Period without being succeeded within 15 business days by a post-effective amendment or supplement to such Registration Statement that cures such failure and that has been declared effective;

(any of the foregoing, a "Registration Default"), then the Company (which obligation is guaranteed by the Subsidiary Guarantors pursuant to the Indenture) shall pay Liquidated Damages to each Holder from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Liquidated Damages will accrue at a rate of 0.5% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.50% per annum. Following the cure of any Registration Default relating to any Securities, the accrual of Liquidated Damages with respect to such Registration Default will cease. A Registration Default under clause (i) above shall be cured on the date that the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, is filed with the Commission, a Registration Default under clause (ii) above shall be cured on the date that the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, is declared effective by the Commission; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) the Company delivers a notice to the Holders that it will file a Shelf Registration Statement Securities; and a Registration Default

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under clause (iv) above shall be cured on the earlier (A) the date the Shelf
Registration Statement is declared effective and is usable or (B) the Effectiveness Period expires.

                  (b) The Company shall notify the Trustee within one business day after each and every date on which a Registration Default first occurs. Accrued and unpaid Liquidated Damages shall be paid by the Company to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each interest payment date provided in the Indenture (whether or not any interest is then payable on the Securities) and on each payment date provided in the Indenture, including, without limitation, whether upon redemption, maturity (by acceleration or otherwise), purchase upon a change of control or purchase upon a sale of assets. Each obligation to pay Liquidated Damages with respect to any Registration Default shall be deemed to commence accruing on the date of such Registration Default and to cease accruing when such Registration Default has been cured. In no event shall the Company pay Liquidated Damages in excess of the applicable maximum weekly amount set forth above, regardless of whether one or multiple Registration Defaults exist.

                  (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders by reason of the failure to file the Exchange Offer Registration Statement or the Shelf Registration Statement, the failure of the Exchange Offer Registration Statement or the Shelf Registration Statement to be declared effective, the failure to consummate the Exchange Offer or the failure of the Shelf Registration Statement to remain effective, as the case may be, in accordance with this Agreement.

                  5. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers and counsel for the Initial Purchasers reasonably may propose.

                  (b) The Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a

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material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the happening of any event that requires the
                  making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one

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copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

                  (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of New Securities received by it pursuant to the Registered Exchange Offer; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

                  (i) Prior to the Registered Exchange Offer or any other offering of securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (j) The Company shall cooperate with the Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.


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                  (k) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities or New Securities, as the case may be, registered under such Registration Statement, and provide the trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

                  (m) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                  (n) The Company shall cause the Indenture or the New Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

                  (o) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement.

                  (p) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (q) In the case of any Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 7 from Holders of Securities to the Company.

                  (r) In the case of any Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter such financial and other books and records of the Company reasonably requested by any such Holder in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii),
(iv), (v) and (vi) of this Section 5(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) In the case of any Exchange Offer Registration Statement, the Company shall (i) make reasonably available for inspection by such Initial Purchaser, and any attorney, accountant or other agent retained by such Initial Purchaser, such financial and other information and books and records of the Company reasonably requested by any such Holder in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Initial Purchaser or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

                  (t) Each Holder shall (i) furnish each broker through whom it offers the Securities such number of copies of the Prospectus included in the Shelf Registration Statement and any supplements thereto or amendments thereof which such broker may require and (ii) inform such broker (a) as to the aggregate principal amount of Securities offered through such broker; (b) that such Securities are part of a distribution and (c) that such broker may, therefore, be subject to the provisions of Regulation M under the Exchange Act until such time as such broker has completed the sale of all such Securities pursuant to the Shelf Registration Statement.

                  (u) Each Holder shall promptly furnish to each person (including each broker) to who such Holder has delivered copies of the Prospectus included in a Shelf Registration Statement an equivalent number of copies of any amendment thereof or supplement thereto.

                  (v) Each Holder shall, promptly upon completion of the distribution of the Securities pursuant to the Shelf Registration Statement, report to the Company such completion.

                  (w) Upon request from the Company, each Holder shall advise the Company of such information as the Company may reasonably request in order to supplement the Prospectus included in a Shelf Registration Statement in accordance with the rules and regulations of the Commission.

                  (x) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2(e) or 3(d) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2(e) or 3(d) thereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period, regarding the effectiveness of such Registration Statement set forth in Section 2 or 3 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2(e) or 3(d) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 2(e) or 3(d) hereof or shall have received the Advice.

                  (y) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Securities to be issued in the Exchange Offer and (C) it is acquiring the New Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause
(i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-B (or Regulation S-K, if then applicable) if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company.

                  6. Registration Expenses. The Company and the Subsidiary Guarantors shall bear all fees and expenses incurred in connection with the performance of or compliance with their obligations under this Agreement and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements (but not to exceed $10,000 in the aggregate) of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements (but not to exceed $10,000 in the aggregate) of counsel acting in connection therewith. Notwithstanding the foregoing, the Holders of any Securities or New Securities being registered on the Shelf Registration Statement shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Securities or New Securities and the fees and disbursements of any counsel retained by such Holders other that counsel referred to above.

                  7.       Indemnification and Contribution.

                  (a) In connection with any Registration Statement, the Company and the Subsidiary Guarantors agree to indemnify and hold harmless each Holder of securities covered thereby (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or any underwriter by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  The Company and the Subsidiary Guarantors also agree to indemnify or contribute to Losses of, as provided in Section 7(d), any underwriters of Securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchaser and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

                  (b) Each Holder of securities covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless (i) the Company and the Subsidiary Guarantors, their respective directors, officers, employees and agents each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice and reasonably satisfactory to the indemnified party at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below). Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent of such indemnifying party's indemnification obligation hereunder.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security which was exchangeable into such New Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Offering Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or the

Subsidiary Guarantors or any of their respective officers, directors or controlling persons referred to in Section 7 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

                  8. Underwritten Offerings. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangement entered into in connection therewith and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The investment bankers and managers selected for such underwriting must be reasonably satisfactory to the Company.

                  9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company and the Subsidiary Guarantors have not entered into, as of the date hereof, and the Company and the Subsidiary Guarantors shall not, after the date of this Agreement, enter into, any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities; provided, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (1) if to a Holder, at the most current address given
                  by such holder to the Company in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Brothers Inc;

                           (2) if to you, the Initial Purchasers initially at
                  the respective addresses set forth in the Purchase Agreement; and

                           (3) if to the Company, or any Subsidiary Guarantor
                  initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         The Initial Purchasers or the Company or any Subsidiary Guarantor by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and/or New Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Securities from a Holder.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, without regard to principles of conflicts of law.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its

Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


                  10. Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect tot he registration rights granted by the Company with respect to the Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.





                        [Signatures appear on next page]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                 Very truly yours,

                                 QUEEN SAND RESOURCES, INC.


                                 By:    /s/ EDWARD J. MUNDEN
                                    -------------------------------------
                                    Name:  Edward J. Munden
                                    Title:  Chief Executive Officer, President
                                               and Chairman of the Board


                                 QUEEN SAND RESOURCES, INC.,
                                 a Nevada corporation


                                 By:    /s/ EDWARD J. MUNDEN
                                    -------------------------------------
                                    Name:  Edward J. Munden
                                    Title:    President


                                 CORRIDA RESOURCES, INC.


                                 By:    /s/ EDWARD J. MUNDEN
                                    -------------------------------------
                                    Name:  Edward J. Munden
                                    Title:    President


                                 NORTHLAND OPERATING CO.


                                 By:    /s/ EDWARD J. MUNDEN
                                    -------------------------------------
                                    Name:  Edward J. Munden
                                    Title:  President

Accepted in New York, New York

July 8, 1998

NESBITT BURNS SECURITIES INC.
CIBC OPPENHEIMER CORP.
SOCIETE GENERALE SECURITIES CORP.

BY:    NESBITT BURNS SECURITIES INC.



       By:    /s/ MARK A. ROCHE
          -------------------------------------
          Name:      Mark A. Roche
          Title:     Managing Director

                   [FORM OF OFFERING MEMORANDUM DESCRIPTION OF
                             REGISTRATION AGREEMENT]

                       EXCHANGE OFFER; REGISTRATION RIGHTS


         The Company, the Subsidiary Guarantors and the Initial Purchasers have entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company and the Subsidiary Guarantors have agreed, for the benefit of the holders of the Notes, (i) to file with the Commission, within 60 days following the Closing, a Registration Statement (the "Exchange Offer Registration Statement") under the Securities Act relating to the Exchange Offer pursuant to which Exchange Notes would be offered in exchange for the then outstanding Notes tendered at the option of the holders thereof and
(ii) to use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective as soon as practicable thereafter, but in no event later than 120 days after the Closing. The Company has further agreed to commence the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the offer open for at least 20 business days, and exchange the Exchange Notes for all Notes validly tendered and not withdrawn before the expiration of the Exchange Offer.

         Under existing Commission interpretations set forth in no-action letters issued to third parties, the Exchange Notes would in general be freely transferable after the Exchange Offer without further registration under the Securities Act, except that broker-dealers ("Participating Broker-Dealers") receiving Exchange Notes in the Exchange Offer will be subject to a prospectus delivery requirement with respect to resales of Exchange Notes. The Commission has taken the position that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Notes) by delivery of the prospectus contained in the Exchange Offer Registration Statement. Under the Registration Rights Agreement, the Company and the Subsidiary Guarantors are required to allow Participating Broker-Dealers and other persons, if any, subject to similar prospectus delivery requirements to use the prospectus contained in the Exchange Offer Registration Statement in connection with the resale of such Exchange Notes. The Exchange Offer Registration Statement will be kept effective for a period of up to 90 days after the Exchange Offer has been consummated in order to permit resales of Exchange Notes acquired by broker-dealers in after-market transactions. Each holder of Notes (other than certain specified holders) who wishes to exchange such Notes for Exchange Notes in the Exchange Offer will be required to represent that any Exchange Notes to be received by it will be acquired in the ordinary course of its business, that at the time of the commencement of the Exchange Offer it is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities
Act) of the Exchange Notes and that it is not an Affiliate of the Company.

         However, if (i) on or before the date of consummation of the Exchange Offer, the existing Commission interpretations are changed such that the Exchange Notes would not in general be freely transferable in such manner on such date or (ii) the Exchange Offer has not been consummated within the 175 days following the Closing, the Company will, in lieu of effecting the registration of the Exchange Notes, use its reasonable best efforts to cause a registration statement under the Securities Act relating to a shelf registration of the Notes for resale by holders (the "Resale Registration") to become effective and to remain effective for a period of up to two years after the effective date of such registration statement. The Company will, in the event of the Resale Registration, provide to the holders of the Notes copies of the prospectus that is a part of the registration statement filed in connection with the Resale Registration, notify such holders when the Resale Registration for the Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Notes. A holder of Notes that sells such Notes pursuant to the Resale Registration generally would be required to be named as a selling securityholder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a holder (including certain indemnification obligations).

         Although the Company intends to file the registration statement previously described, there can be no assurance that the registration statement will be filed, or if filed, that it will become effective. In the event that (i) the Company has not filed the registration statement relating to the Exchange Offer within 60 days following the Closing, (ii) such registration statement has not become effective within 120 days following the Closing, (iii) the Exchange Offer has not been consummated within 30 business days after the effectiveness deadline for the Exchange Offer Registration Statement, (iv) the Company has not filed the resale registration statement within 30 days of the date on which the obligation to file such resale registration statement arose, (v) the resale registration statement has not been declared effective within 105 days of the date on which the obligation to file such resale registration statement arose or
(vi) any registration statement required by the Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded within 30 days by an additional registration statement filed and declared effective (any such event referred to in clauses (i) through (vi), the "Registration Default"), interest ("Liquidated Damages") will accrue on the Notes and the Exchange Notes (in addition to the stated interest on the Notes and the Exchange Notes) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Liquidated Damages will accrue at a rate of 0.5% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.50% per annum.

         All accrued Liquidated Damages shall be paid to Holders in the same manner in which payments of other interest are made pursuant to the Indenture. See "Description of Notes -- General."

         The summary herein of certain provisions of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Registration Rights Agreement, a copy of which will be available upon request to the Company.

         The Notes and the Exchange Notes will be considered collectively to be a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and Offers to Purchase, and for purposes of the Description of Notes (except under this "Exchange Offer; Registration Rights") all references herein to the "Notes" shall be deemed to refer collectively to the Notes and any Exchange Notes, unless the context otherwise requires.

                                                                         ANNEX A


Each broker-dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such New Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business on the first anniversary of the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B





Each broker-dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C



                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business on the first anniversary of the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

                  The Company will not receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. Any broker-dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 1 year after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D


                                     Rider A
                                     -------



                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.



                  Name:
                          ------------------------------
                  Address:
                          ------------------------------

                          ------------------------------

                                     Rider B



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.